UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

May 19, 2021
Date of Report (Date of earliest event reported)

 Progress Software Corporation
(Exact name of registrant as specified in its charter)

Delaware	0-19417	04-2746201
(State or other jurisdiction of incorporation or organization)	(Commission file number)	(I.R.S. Employer Identification No.)
14 Oak Park
Bedford, Massachusetts 01730
(Address of principal executive offices, including zip code)
(781) 280-4000
(Registrant’s telephone number, including area code)
Not applicable
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.01 par value per share	PRGS	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07. Submission of Matters to a Vote of Security Holders.
On May 18, 2021 at the 2021 Annual Meeting of Stockholders of Progress Software Corporation (the "Company"), the Company’s stockholders voted on the following five matters and cast their votes as described below:

(1)The election of nine members to the Board of Directors of the Company to serve until the Company’s 2022 Annual Meeting of Stockholders;

(2)The approval, on an advisory basis, of the compensation of the Company’s named executive officers for the fiscal year ended November 30, 2020;

(3)The approval of the increase in the number of shares authorized for issuance under the 2008 Stock Option and Incentive Plan, as amended and restated;

(4)The approval of the increase in the number of shares authorized for issuance under the 1991 Employee Stock Purchase Plan, as amended and restated; and

(5)The ratification of the selection of Deloitte & Touche LLP as the Company’s independent registered public accounting firm for fiscal year 2021.
The following is a summary of the voting results for each matter presented to the stockholders:
Proposal 1 - Election of Directors:

	Total Vote For Each Director	Total Vote Withheld From Each Director	Broker Non-Votes
Paul T. Dacier	37,605,430	378,472	3,053,892
John R. Egan	35,665,798	2,318,104	3,053,892
Rainer Gawlick	37,936,122	47,780	3,053,892
Yogesh Gupta	37,892,281	91,621	3,053,892
Charles F. Kane	36,730,925	1,252,977	3,053,892
Samskriti Y. King	37,937,051	46,851	3,053,892
David A. Krall	36,949,490	1,034,412	3,053,892
Angela T. Tucci	37,939,018	44,884	3,053,892
Vivian Vitale	37,558,213	425,689	3,053,892

Proposal 2 - Approval, on an advisory basis, of the compensation of the Company’s named executive officers for the fiscal year ended November 30, 2020:

For	Against	Abstain	Broker Non-Votes
36,425,743	1,514,399	43,760	3,053,892

Proposal 3 - The approval of the increase in the number of shares authorized for issuance under the 2008 Stock Option and Incentive Plan:

For	Against	Abstain	Broker Non-Votes
34,993,063	2,949,755	41,084	3,053,892

Proposal 4 - The approval of the increase in the number of shares authorized for issuance under the 1991 Employee Stock Purchase Plan:

For	Against	Abstain	Broker Non-Votes
37,900,179	55,507	28,216	3,053,892

Proposal 5 - The ratification of Deloitte & Touche LLP as the Company’s independent registered public accounting firm for fiscal year 2021:

For	Against	Abstain
39,128,346	1,890,198	19,250

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: May 19, 2021	Progress Software Corporation
	By:	/s/ Stephen H. Faberman
Stephen H. Faberman
Chief Legal Officer